Business Combination	12 Months Ended
Dec. 31, 2020
Disclosure Of Business Combinations [Abstract]
Business Combination

6.   BUSINESS COMBINATION

6.1.	ACQUISITION OF ENEL DISTRIBUCIÓN PAULO S.A. (FORMERLY ELETROPAULO METROPOLITANA DE ELETRICIDADE DE SAO PAULO S.A.)

On April 17, 2018, subsidiary Enel Brasil S.A. through wholly-owned subsidiary Enel Investimentos Sudeste S.A. (Enel Sudeste) launched a voluntary public tender offer for all the shares issued by the Brazilian electric energy distributor Enel Distribución Sao Paulo S.A., subject to the acquisition of more than 50% of those shares in order to obtain control of it.

On June 4, Enel Sudeste received approval from the Free Competition authority in Brazil, the Conselho Administrativo de Defensa Econômica (“CADE”). On that same date, the success of the public tender offer and acquisition of the initial auction was confirmed, and completed through payment of the price and transfer of shares in favor of Enel Sudeste, which took place on June 7, 2018, the date from which the accounting for the purchase as established in IFRS 3 Business Combinations was applied. Specifically, 122,799,289 shares were acquired, all of the same class, corresponding to 73.38% of the share capital of Enel Distribución Sao Paulo S.A. for a total of BRL5,552,984  (US$1,484 million).

Complementing the above, on June 11, 2018, Agência Nacional de Energía Eléctrica (ANEEL) issued a technical note approving the acquisition of control of Enel Distribución Sao Paulo S.A., which was produced with the purchase of the shares mentioned in the previous paragraphs. This technical note was issued by ANEEL on June 26, 2018.

Since the shareholders of Enel Distribución Sao Paulo S.A. had a deadline of  July 4, 2018 to sell the remaining shares to Enel Sudeste at the same price offered in the public tender offer (BRL 45.22 per share), during June and July the additional participation increases took place. In effect, on June 22 and June 30 and on July 2 and July 4, 2018,the amount of  4,692,338,  4,856,462,  14,525,826 and 9,284,666 shares were acquired, respectively, equivalent to a total of BRL 1,516,362 (US$ 384 million). These subsequent acquisitions represented an increase in ownership from 73.38% to 95.05%.

On September 19, 2018, the Management Council of Enel Distribución Sao Paulo S.A. approved an increase in the company’s share capital of BRL 1,500,000, through the issuance of 33,171,164 new shares. Enel Sudeste concurred in this capital increase, acquiring 33,164,964 of the new shares (US$ 395 million) with which it increased its ownership in the company to 95.88%.

The functional currency of Enel Distribución Sao Paulo S.A. is the Brazilian Real. Enel Américas has converted the initial effects of the business combination to its presentation currency, using the exchange rates current as of the acquisition date. As of the closing date of each reporting period, the financial statements of Enel Distribución Sao Paulo S.A. are converted following the accounting criteria detailed in Note 2.7.3.

Enel Distribución Sao Paulo S.A. has an area under concession that encompasses 4,526 km², which concentrates most of the gross domestic product and the highest demographic density in Brazil, with 1,581 consumer units per km², which corresponds to 33.3% of total electric energy consumed in the State of Sao Paulo and 9.3% of Brazil’s total. It covers the demand of approximately 7.2 million consumer units, it has 7,355  internal collaborators and has an infrastructure composed of 156 substations.

As of the acquisition date, Enel Distribución Sao Paulo S.A. contributed revenue from operating activities in the amount of  ThUS$2,214,855 and profit before taxes in the amount of ThUS$39,227  to the income  of Enel Américas for the year ended December 31, 2018. If the acquisition had occurred on January 1, 2018, it is estimated that, for the year ended December 31, 2018 consolidated revenue from operating activities would have increased by ThUS$3,587,161 and profit before taxes would have decreased by ThUS$14,678.

Assets acquired and liabilities assumed at the acquisition date

Definitive values

Identifiable net assets acquired	Fair Value	Fair Value
	ThR$	ThUS$
Cash and cash equivalents	1,037,105	273,439
Other current non-financial assets	400,311	105,544
Trade and other current receivables	3,948,137	1,040,949
Inventories	275,129	72,539
Current tax assets	41,179	10,857
Other non-current financial assets	3,205,469	845,140
Other non-current non-financial assets	1,056,711	278,608
Trade and other non-current receivables	205,249	54,115
Intangible assets other than goodwill	11,055,574	2,914,866
Property, plant and equipment	65,804	17,350
Investment property	44,049	11,614
Deferred tax assets	3,229,417	851,455
Other current financial liabilities	(2,266,501)	(597,576)
Trade and other current payables	(3,551,676)	(936,420)
Other current provision	(759,862)	(200,342)
Other current non-financial liabilities	(600,990)	(158,454)
Other non-current financial liabilities	(2,505,299)	(660,537)
Other non-current payables	(567,355)	(149,586)
Other non-current provision (*)	(2,788,278)	(735,146)
Deferred tax liabilities	(3,009,203)	(793,394)
Provisions for non-current employee benefits	(3,327,621)	(877,347)
Total	5,187,349	1,367,674

(*) includes contingent liabilities in the amount of ThBRL 1,252,000  (ThUS$330,097), which the Company recorded as liabilities assumed at the date of acquisition. The main contingent liabilities identified in the business combination are disclosed in note 35.3.b.32-48.

Determination of goodwill

Definitive values

	ThR$	ThUS$
Cash consideration transferred	7,069,345	1,863,874
Non-controlling interests assumed in the acquisition	256,616	67,658
(-) Net assets acquired and liabilities assumed	(5,187,349)	(1,367,674)
Goodwill determined	2,138,612	563,858

Goodwill is mainly attributable to the value of the synergies that are expected to be achieved through the integration of Enel Distribución Sao Paulo S.A. into the Group. These synergies are related, among others, to the generation of new businesses, efficiencies in investments and administrative costs.

The amounts paid to obtain control of Enel Distribución Sao Paulo S.A. are shown below:

Cash and Cash equivalents to obtain control of Enel Distribución Sao Paulo	ThUS$

Amounts paid for the acquisition in cash and cash equivalents	(1,863,874)
Amounts of cash and cash equivalents in the acquired entity	273,439
Total	(1,590,435)